Key accounting estimates and judgments	12 Months Ended
Dec. 31, 2017
Disclosure of accounting judgements and estimates [text block]
3.	Key accounting estimates and judgments

Some of the accounting policies require the application of significant judgment by management in selecting the appropriate assumptions for calculating financial estimates or determining the appropriate accounting treatment for a transaction.

By their nature, these judgments are subject to an inherent degree of uncertainty and are based on historical experience, terms of existing contracts, management’s view on trends in the gold mining industry and information from outside sources. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed below.

TVA (value added tax)

Included in trade and other receivables are TVA receivables (note 7) of $114.4 million ($55.1 million as non-current) (2016: $89.4 million - all current) (2015: $96.5 million current and $6.4 million non-current) consisting primarily of recoverable TVA balances owing by the State of Mali. In Mali the TVA owing is being offset against other tax owing to the State, in accordance with the legal right of offset under the relevant establishment conventions.

Profit forecasts for Loulo and Gounkoto, using approved budgets and mine plans, supports recovery of the balance through such offsetting by 2019 (2016: 2017) (2015: 2017), although the recovery and timing is subject to estimates of factors such as gold price and production. The gold price is consistent with that used in the group’s impairment tests detailed below. Judgment was required in assessing the recoverability of these amounts and timing thereof. A discounting provision of $2.5 million (2016: $1.4 million) (2015: $2.9 million) has been recorded in respect of the TVA receivables. The group is continuing to engage with authorities in Mali to pursue the cash settlement of the outstanding TVA balances.

A further $70.2 million (before discounting provision) of TVA receivables (2016: $64.9 million) (2015: $61.8 million) (at 45% attributable share) is included in the underlying statement of financial position of the Kibali joint venture, while $7.0 million of TVA receivables (40% attributable share) (2016: $5.0 million) (2015: $6.3 million) is included in the underlying statement of financial position of Morila and are shown in the ‘Investment in joint ventures’ line in the consolidated statement of financial position.

The group continues to seek recovery of TVA in the DRC, in line with the Mining Code and the carrying value of the receivable has been assessed considering factors such as the level of receipts in the period and to date, relationships and communications with government officials and the tax authority and the limited quantum of disputed submissions. Judgment exists in assessing recovery of these receivables. While the TVA balance is considered collectible, uncertainty exists regarding the timing of receipt. Accordingly, the receivable has been discounted by $8.1 million (2016: $7.8 million) (2015: nil) (at 45% attributable share) which required estimates as to the timing of future receipts based on historical trends. A discount rate of 10% has been applied to the expected cash receipts and 2% applied to the amounts forecasted to be recovered through offsetting. A 1% change in the discount rate would increase the provision by $0.5 million (at 45% attributable share). A one year delay to recovery would increase the provision by $3.6 million (at 45% attributable share).

Malian tax disputes

The International Center for Settlement of Investment Disputes’ (ICSID) arbitration tribunal issued its final and binding award in 2016, resulting in Loulo being awarded $29.2 million in principal (together with an award for costs and interest) from the State of Mali, for monies found by the tribunal to have been wrongfully taken by the government through TVA credits. This amount was subsequently received during the third quarter of 2016. In addition, the arbitration ruled that TVA withholding tax on foreign suppliers was due to the State of Mali, although amounts due were also confirmed to be recoverable as TVA receivables by the award such that the TVA payable is matched by an equal TVA receivable. The arbitration however related to only a portion of the various tax claims which have been received by the group from the State of Mali in respect of its Mali operations. The outstanding claims in respect of its Mali operations totaled $200.5 million at the end of the year.

Having taken professional advice, the group considers the material elements of the outstanding claims to be without merit or foundation and is strongly defending its position in relation to these claims and following the appropriate legal process. Accordingly, no provision has been made for the material claims and the likelihood of a material outflow of economic benefits in respect of such claims are considered improbable under IFRS. In forming this assessment, the Board have considered the professional advice received, the legally binding mining convention with the State of Mali, the findings of the previous ICSID arbitration tribunal and the facts and circumstances of each individual claim.

Loulo, Gounkoto and Morila have each legally binding establishment conventions which guarantee fiscal stability, govern the taxes applicable to the companies and allow for international arbitration in the event a dispute cannot be resolved in the country. Management continues to engage with the Malian authorities at the highest level to resolve these outstanding fiscal issues. During the third quarter of 2016, the group received payment demands for these disputed amounts, and while it was engaged with the authorities on these demands, its office in Bamako was closed by the authorities but subsequently reopened in October 2016. During October 2016, the group paid tax advances to the State of Mali in the amount of $25.0 million, to ensure that it could continue to engage with the Malian authorities to resolve the tax disputes, noting that any amounts which are legally not due will be refunded. These amounts are shown in trade and other receivables and judgment was applied in assessing the recoverability of the balance.

Recovery of deferred tax assets

Management have recognized a deferred tax asset of $43.2 million (at 100%) at Kibali (2016: $11.1 million deferred tax liability). The group has to apply judgment in determining the recoverable amount of deferred tax assets. Deferred tax assets are recognized to the extent that their utilization is probable, being based upon whether it is more likely than not that sufficient and suitable taxable profits will be available in the future, against which the reversal of temporary differences can be deducted. The recoverability of the asset has been assessed considering factors such as the underlying assumptions in the life of mine plan, the operating performance of the mine and any restrictions under the DRC tax code.

The group considers the deferred tax assets to be recoverable owing to the latest life of mine plan which estimates the asset being utilized within three years. The gold price would have to fall below $1,040/oz before the tax losses are not utilized.

Carrying values of property, plant and equipment and joint venture investments

The group assesses at each reporting period whether there is any indication that these assets may be impaired. If such indication exists, the group estimates the recoverable amount of the asset. The recoverable amount is assessed by reference to the higher of ‘value in use’ (being the net present value of expected future cash flows of the relevant cash generating unit) and ‘fair value less cost to sell’. The estimates used for impairment reviews are based on detailed approved mine plans and operating plans. Future cash flows are based on estimates of:

• The quantities of the proven and probable reserves being those for which there is a high degree of confidence in economic extraction;

• Future production levels;

• Future commodity prices, including oil forecast at $70/bbl (2016: $60/bbl) (2015: $60/bbl);

• Future cash cost of production and capital expenditure associated with extraction of the proven and probable reserves in the approved mine plan;

• Future gold prices – a gold price curve was used for the impairment calculations starting at a $1,250/oz gold price (2016: $1,200/oz) (2015: $1,150/oz) and increasing at an average of 2.5% per annum (2016: 2%) (2015: 1.5%). The gold price curve was determined after consideration of a range of forecast techniques and data sources;

• A discount rate equivalent to 8.2% pre-tax (2016: 8.2%) (2015: 7.9%); and

• An inflation rate of 2.5% (2016: 2%) (2015: 1.5%).

The impairment tests did not indicate impairment and head room existed at each mine. Given the significance of gold prices and the longevity of mine plans, the directors consider gold price and discount rate sensitivities to be relevant.

A reduction in forward gold prices in excess of 20.4% or an increase in the discount rate to 18.7% is required to give rise to an impairment at any of the mines with the greatest discount rate sensitivity being at Kibali.
However, having considered such scenarios, the directors remain satisfied that no impairment is appropriate. The models are considered suitably conservative with proven and probable reserves determined based on $1,000/oz gold price (2016: $1,000/oz) (2015: $1,000/oz) as shown below.

Capitalization and depreciation

There are several methods that could be adopted for calculating depreciation, i.e. the straight line method, the production method using ounces produced and the production method using tonnes milled. The directors believe that the tonnes milled method is the best indication of plant and infrastructure usage. Refer to note 2 for the depreciation policy. Estimates are required regarding the allocation of assets to relevant proven and probable reserves in the unit of production calculations, with assessments involving the group’s mining, capital and geology departments. Proven and probable reserves are used in each depreciation calculation, which is considered to be a suitably conservative measure of the future ore extractable using existing assets. Expenditure incurred to date in underground infrastructure development considered to have been commissioned, is depreciated over the remaining proven and probable reserves of the underground mine, as the infrastructure provides access to the future mining areas.

The group applies judgment in allocating costs between operating and capital items in respect of underground mining and in determining the date depreciation commences. Costs are capitalized when the activity provides access to future ore bodies and are expensed as operating costs when the works involve extraction of ore from operational sections of the orebody. The nature of activity is assessed based on information provided by contractors, together with inspections by the group’s mining teams where contractor mining is used. The nature of activity is assessed by the group’s mining teams where owner mining applies. Direct labor, materials and other costs are specifically allocated based on the activity performed. Indirect costs that are attributable to underground works are allocated between capital and operating expenses based on factors such as development versus operating meters.

Specifically, judgment is required in determining the point at which assets under construction at Kibali began commercial production and should be depreciated. Depreciation start dates are determined considering the factors detailed in note 2 and during 2015 Kibali underground mine assets attributable to production started to be depreciated. The commissioning of the underground happens in phases and as the sections are brought into production the attributable costs are transferred and depreciated. Judgment was applied in identifying the costs considered attributable to this production. Additionally, given ongoing mine construction and development, judgment was required in allocating costs between operating costs, ore stockpiles and ongoing capital works. Costs have been allocated based on the underlying activity and economic benefits.

Gold price assumptions

The following gold prices were used in the mineral reserves optimization calculations:

$/oz	2017	2016	2015
Morila	1,000	1,000	1,000
Loulo: open pit	1,000	1,000	1,000
Loulo: underground	1,000	1,000	1,000
Tongon	1,000	1,000	1,000
Kibali	1,000	1,000	1,000
Massawa	1,000	1,000	1,000
Gounkoto	1,000	1,000	1,000

Changes in the gold price used could result in changes in the mineral reserve optimization calculations which impact LoM plans. Mine modelling is a complex process and hence it is not feasible to perform sensitivities on gold price assumptions in respect of ore reserves.

Determination of ore reserves

The group estimates its ore reserves and mineral resources based on information compiled by Competent Persons as defined in accordance with the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves of December 2012 (the 2012 JORC code). Reserves determined in this way are used in the calculation of depreciation and amortization, as well as the assessment of the carrying value of property, plant and equipment and joint ventures and timing of mine closure obligations. There are numerous uncertainties inherent in estimating ore reserves and assumptions that are valid at the time of estimation may change significantly when new information becomes available. Changes in the forecast prices of commodities, exchange rates, production costs or recovery rates may change the economic status of reserves and may, ultimately, result in the reserves being restated.

Future rehabilitation obligations

The net present value of current rehabilitation estimates has been discounted to their present value at 2.5% per annum (2016: 2.5%) (2015: 2.25%) being the prevailing risk free interest rates. Expenditure is generally expected to be incurred at the end of the respective mine lives. The group undertakes regular assessments by external experts of its mine closure plans, together with assessments by internal staff in the intervening periods, to determine the required rehabilitation works, cost of works and timing of such works. Judgment is required in determining the appropriate costs, timing of costs, discount rates and inflation. For further information, including the carrying amounts of the liabilities, refer to note 13. A 1% change in the discount rate on the group’s rehabilitation estimates would result in an impact of $6.8 million (2016: $5.3 million) (2015: $5.3 million) on the provision for environmental rehabilitation, and an impact of $0.6 million (2016: $0.5 million) (2015: $0.6 million) on the consolidated statement of comprehensive income.

Stockpiles, gold in process and product inventories

Costs that are incurred in or benefit the productive process are accumulated as stockpiles, gold in process and product inventories. Net realizable value tests are performed at least annually and represent the estimated future sales price of the product based on contained gold and metals prices, less estimated costs to complete production and bring the product to sale. Judgment is required in assessing whether stockpiles of different grades should be tested individually, or tested as inputs to the gold production process, as detailed in the group’s accounting policy. In the current year, the stockpiles were tested for each individual mine, reflecting the planned blended feed of such stockpiles to the mill on the basis that they are blended together and with future ore mined.

Stockpile quantities are measured by estimating the number of tonnes added and removed from the stockpile, the number of contained gold ounces based on assay data, and the estimated recovery percentage based on the expected processing method. Stockpile tonnages are verified by periodic surveys. The forecast gold prices and cost escalators were those used in the impairment test detailed above. The net realizable value tests demonstrate significant headroom with no reasonable sensitivity indicating impairment.

Post production open cast mine stripping

The group capitalizes costs, associated with stripping activity, to expose the orebody, within mining assets (in note 9) with significant stripping costs capitalized in the year at Gounkoto in respect of the super pit project, together with stripping of pits at Kibali included within the equity accounted joint venture (in note 10). Judgment was required in determining the relevant section or phase of the orebody to which stripping activity relates, based on assessment of factors such as mine planning, project feasibility studies, geology of the open cast pits and strategic board decisions such as the pushback campaigns which requires judgment over the eligible costs. The group determined that the stripping activity for the Gounkoto super pit related to the enlarged open pit as a whole based on the improved access to the orebody, following consideration of all relevant facts and circumstances. The group determined that the stripping costs at Kibali are attributable to the individual satellite pits to which improved access was provided. The group subsequently depreciates relevant stripping assets as that section of the orebody is mined, which requires judgment as to the relevant section of the orebody for depreciation.

Exploration and evaluation expenditure

The group has to apply judgment in determining whether exploration and evaluation expenditure should be capitalized or expensed. Management exercises this judgment based on the results of economic evaluations, technical and financial studies or feasibility studies. Costs are capitalized where those studies conclude that more likely than not the group will obtain future economic benefit from the expenditures.

Share-based payments

Refer to note 14 for the key assumptions used in determining the value of share-based payments.

Kibali Jersey Limited [member]
Disclosure of accounting judgements and estimates [text block]
2. KEY ACCOUNTING ESTIMATES AND JUDGMENTS

Some of the accounting policies require the application of significant judgment by management in selecting the appropriate assumptions for calculating financial estimates or determining the appropriate accounting treatment for a transaction.

By their nature, these judgments are subject to an inherent degree of uncertainty and are based on historical experience, terms of existing contracts, management’s view on trends in the gold mining industry and information from outside sources.

The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities are discussed below:

VALUE ADDED TAX (TVA)

Included in trade and other receivables (refer to note 11) is a recoverable TVA balance (including recoverable TVA on fuel duty and after discounting provisions) of $134.5 million (2016: $131.2 million) (2015: $137.4 million) owing by the fiscal authorities in the Democratic Republic of Congo (DRC).

The group continues to seek recovery of TVA in the DRC, in line with the mining code and the carrying value of the receivable has been assessed considering factors such as the level of receipts in the period and to date, relationships and communications with government officials and the tax authority and the limited quantum of disputed submissions. Judgments exist in assessing recovery of these receivables. While the TVA balance is considered collectible uncertainty exists regarding the timing of receipt. Accordingly the receivable has been discounted by $17.9 million (2016: $7.8 million) (2015: Nil) which required estimates as to the timing of future receipts based on historical trends and the applicable discount rate thereon. A discount rate of 8.5% has been applied to the expected cash receipts and 2% applied to the amounts forecasted to be recovered through offsetting. Management have assumed a recoverable period of 48 months with a reduced level of receipts in the next 12 months. The increase in provision reflects an increase in the discount rate to reflect assessed risk and an extension in the recovery period from 18 months to 48 months. A 1% change in the discount rate would increase the provision by $1.1 million. A one year delay to recovery would increase the provision by $7.8 million.

CARRYING VALUES OF PROPERTY, PLANT AND EQUIPMENT

The group assesses at each reporting period whether there is any indication that these assets may be impaired (refer to note 8 and 9). If such indication exists, the group estimates the recoverable amount of the asset. The recoverable amount is assessed by reference to the higher of ‘value in use’ (being the net present value of expected future cash flows of the relevant cash generating unit) and ‘fair value less cost to sell’. The estimates used for impairment reviews are based on detailed mine and operating plans. Future cash flows are based on estimates of:

•	the quantities of the proven and probable reserves being reserves for which there is a high degree of confidence in economic extraction;
•	future production levels;
•	future commodity prices; including oil forecast at $70bbl (2016: $60bbl) (2015: $60bbl);
•	future cash cost of production and capital expenditure associated with extraction of the proven and probable reserves in the approved mine plan;
•
future gold prices – a gold price curve was used for the impairment calculations starting at a $1,250/oz gold price (2016: $1,200oz) (2015: $1,150/oz) and increasing at an average of 2.5% per annum (2016: 2.0%) (2015: 1.5%). The gold price curve was determined after consideration of a range of forecast techniques and data sources;

•	a discount rate equivalent to 8.2% pre-tax (2016: 7.8%) (2015: 7.9%); and
•	an inflation rate of 2.5% (2016: 2%) (2015: 1.5%).

A reduction in forward gold prices in excess of 17.0% or an increase in the discount rate to 18.7% is required to give rise to impairment at the mine. However, having considered such scenarios, the directors remain satisfied that no impairment is appropriate. The model is considered suitably conservative with proven and probable reserves based on a $1,000/oz gold price (2016: $1,000/oz) (2015: $1,000/oz).

OPEN CAST MINE STRIPPING

The group capitalizes costs, associated with stripping activity, to expose the orebody, within mining assets.  Judgment is required in determining the relevant section or phase of the orebody to which stripping activity relates, based on assessment of factors such as mine planning, geology of the open cast pits and strategic board decisions such as the pushback campaigns which requires judgment over the eligible costs. The group capitalized $19.2 million (2016: $15.2 million) (2015: $Nil million) to stripping assets with a net book value of $12.3 million (2016: $9.6 million). The capitalized stripping costs relate to two open cast satellite pits, Pakaka and Kombokolo. The group subsequently depreciates relevant stripping assets as that section of the orebody is mined which requires judgment as to the relevant section of the orebody for depreciation.

CAPITALIZATION AND DEPRECIATION

There are several methods that could be adopted for calculating depreciation, i.e. the straight line method, the production method using ounces produced and the production method using tonnes milled. The directors believe that the tonnes milled method is the best indication of plant and infrastructure usage. Refer to note 1 for the depreciation policy. Estimates are required regarding the allocation of assets to relevant proven and probable reserves in the units of production calculations, with assessments involving the group’s mining, capital and geology departments. Proven and probable reserves are used in each depreciation calculation, which is considered to be a suitably conservative measure of the future ore extractable using existing assets. Expenditure incurred to date in underground infrastructure development considered to have been commissioned, is depreciated over the remaining proven and probable reserves of the underground mine, as the infrastructure provides access to the future mining areas.

The group applies judgment in allocating costs between operating and capital items in respect of underground mining and in determining the date depreciation commences. Costs are capitalized when the activity provides access to future ore bodies and are expensed as operating costs when the works involve extraction of ore from operational sections of the ore body. The nature of activity is assessed based on information provided by contractors, together with inspections by the group’s mining teams. Direct labor, materials and other costs are specifically allocated based on the activity performed. Indirect costs that attributable to underground works are allocated between capital and operating expenses based on factors such as development versus operating meters.

Judgment is required in determining the point at which assets under construction at Kibali began commercial production and should be depreciated. Depreciation start dates are determined considering the factors detailed in note 1 and during 2015 Kibali underground mine assets attributable to production started to be depreciated. The commissioning of the underground happens in phases and as the sections are brought into production the attributable costs are transferred and depreciated. Judgment was applied in identifying the costs considered attributable to this production. Additionally, given ongoing mine construction and development, judgment was required in allocating costs between operating costs, ore stockpiles and ongoing capital works. Costs have been allocated based on the underlying activity and economic benefits.

GOLD PRICE ASSUMPTIONS

The following gold prices were used in the mineral reserves optimization calculation:

Kibali	2017	2016	2015
$/oz	1,000	1,000	1,000

Changes in the gold price used could result in changes in the mineral reserve optimization calculations. Mine modelling is a complex process and hence it is not feasible to perform sensitivities on gold price assumptions in respect of ore reserves.

DETERMINATION OF ORE RESERVES

The group estimates its ore reserves and mineral resources based on information compiled by Competent Persons as defined in accordance with the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves of December 2012 (the JORC code). Reserves determined in this way are used in the calculation of depreciation, amortization and impairment charges, as well as the assessment of the carrying value of mining assets. There are numerous uncertainties inherent in estimating ore reserves and assumptions that are valid at the time of estimation may change significantly when new information becomes available. Changes in the forecast prices of commodities, exchange rates, production costs or recovery rates may change the economic status of reserves and may, ultimately, result in the reserves being restated.

FUTURE REHABILITATION OBLIGATIONS

The net present value of current rehabilitation estimates have been discounted to their present value at 2.5% per annum (2016: 2.5%) (2015: 2.25%) being the prevailing risk free interest rates. The majority of expenditure is expected to be incurred at the end of the mine life. The group undertakes regular assessments by external experts of its mine closure plans, together with assessments by internal staff in the intervening periods, to determine the required rehabilitation works, cost of works and timing of such works. Judgment is required in determining the appropriate costs, timing of costs, discount rates and inflation. For further information, including the carrying amounts of the liabilities, refer to note 17. A 1% change in the discount rate on the group’s rehabilitation estimates would result in an impact of $3.2 million (2016: $3.2 million) (2015: $1.8 million) on the provision for environmental rehabilitation, and an impact of $0.2 million (2016: $0.2 million) (2015: $0.05 million) on the statement of comprehensive income.

STOCKPILES, GOLD IN PROCESS AND PRODUCT INVENTORIES

Costs that are incurred in or benefit the productive process are accumulated as stockpiles, gold in process and product inventories. Net realizable value tests are performed at least annually and represent the estimated future sales price of the product based on contained gold and metals prices, less estimated costs to complete production and bring the product to sale. Judgment is required in assessing whether stockpiles of different grades should be tested individually, or tested as inputs to the gold production process, as detailed in the group’s accounting policy. In the current year, the stockpiles were tested reflecting the planned blended feed of such stockpiles to the mill on the basis that they are blended together and with future ore mined.

Stockpile quantities are measured by estimating the number of tonnes added and removed from the stockpile, the number of contained gold ounces based on assay data, and the estimated recovery percentage based on the expected processing method. Stockpile tonnages are verified by periodic surveys. The forecast gold prices and cost escalators were those used in the impairment test detailed above.

EXPLORATION AND EVALUATION EXPENDITURE

The group has to apply judgment in determining whether exploration and evaluation expenditure should be capitalized or expensed. Management exercises this judgment based on the results of economic evaluations or feasibility studies. Costs are capitalized where those studies conclude that more likely than not the group will obtain future economic benefit from the expenditures.

RECOVERY OF DEFERRED TAX ASSETS

Management have recognized a deferred tax asset of $43.2 million (2016: $11.1 million deferred tax liability) (2015: $41.9 million deferred tax liability). The group has to apply judgment in determining the recoverable amount of deferred tax assets. Deferred tax assets are recognized to the extent that their utilization is probable, being based upon whether it is more likely than not that sufficient and suitable taxable profits will be available in the future, against which the reversal of temporary differences can be deducted. The recoverability of the asset has been assessed considering factors such as the underlying assumptions in the life of mine plan, the operating performance of the mine and any restrictions under the DRC tax code.

The group considers the deferred tax assets to be recoverable owing to the latest life of mine plan which estimates the asset being fully utilized within 3 years. The gold price would have to fall below $1,040/oz before the tax losses are not utilized.